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Exhibit (b)
Ex. 99.906.CERT.

                                  CERTIFICATION
         RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC. (the Registrant)

Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

Each of the undersigned below certifies that

1. This report on Form N-CSR of the Registrant (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: May 21, 2007                     /s/ Patrick T. Bannigan
                                       -----------------------------------------
                                       Patrick T. Bannigan
                                       President and Principal Executive Officer


Date: May 21, 2007                     /s/ Jeffrey P. Fox
                                       -----------------------------------------
                                       Jeffrey P. Fox
                                       Treasurer and Principal Financial Officer

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO THE REGISTRANT AND WILL BE RETAINED BY THE REGISTRANT AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR filed with the Commission.